UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES
Investment Company Act file number     811-3906
                                       --------

     PC&J Performance Fund
     ---------------------
     (Exact name of registrant as specified in charter)

     120 West Third Street, Suite 300     Dayton, OH  45402-1819
     -----------------------------------------------------------
     (Address of principal executive offices)          (Zip code)

     PC&J Service Corp., 120 West Third Street, Suite 300, Dayton, OH
     ----------------------------------------------------------------
45402-1819
----------
     (Name and address of agent for service)

Registrant's telephone number, including area code:     937-223-0600
                                                        ------------

Date of fiscal year end:     12-31
                             -----

Date of reporting period:     12-31-2008
                              ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information
under the clearance requirements of 44 U.S.C.   3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.













PC&J PERFORMANCE
FUND

Financial Statements and Financial Highlights for the Year Ended December 31, 2008, and Report of
Independent Registered Public Accounting Firm

------

------



PC&J PERFORMANCE FUND
---------------------

 ANNUAL REVIEW

Unaudited


The enclosed 2008 Annual Report is for your information and is provided in compliance with Securities and Exchange Commission regulations.

MANAGEMENT  REVIEW  AND  ANALYSIS

2008 will long be remembered as a time of massive financial distress due to undue risk-taking in a variety of financial instruments. The year was marked by a broad-based equity selloff, as investors worried about the future viability of the U.S. and global financial systems. All sectors of the market lost ground last year, as U.S. diversified stock funds ended 2008 down 37.53%, according to Lipper Inc. The year's declines erased the typical mutual fund's progress the last five years, sending their five year average annual total returns to -2.41%.

The PC&J Performance Fund (the "Fund") ended the year down 36.63%. Our continued concentration in growth stocks helped the Fund's return in the first half of the year compared to the S&P 500; however, the selling at the end of the third quarter hit growth stocks particularly hard, as the market began to anticipate an oncoming recession. In September, we lowered our expectations of the economy, reducing our commitment to growth stocks. By increasing our holdings of value stocks, we ended the year slightly ahead of the S&P 500 Index.




AVERAGE ANNUAL TOTAL RETURNS


                              1 Year   5 Years   10 Years

Performance Fund              -36.63%    -2.03%     -3.30%

S&P 500 Index                 -37.00%    -2.19%     -1.40%

The third quarter of 2008 was marked by an extreme level of fear in the stock market, as 87% of stocks hit new lows, compared to the 2002 bear market, when only 18% of stocks hit new lows. This was unprecedented capitulation. The problems in our financial system prompted the Federal Reserve to add massive amounts of new money into our nation's banking system. At the same time, the Treasury Department pumped money into the banking system to enable it to continue to function, a process repeated by countries all around the world. This massive amount of stimulus should be a huge positive for the prospect of our economy and stock market over the next 18 months.
The extreme fear of last year drove the ten-year average annual equity return into negative territory. Only four other times in 200 years of history have stocks had a ten-year return as bad as we have seen over these past ten years:
1876, 1896, 1920, and 1974. In every instance, the following ten years were good for stocks, with an average annual return of 14.5%. From the bottom of the last occurrence in 1974, the market was up approximately 125% through 1980. Over the next 26 years, the market returned a total of 2,363%. It's impossible to predict how stocks will fare over the next 12 months and beyond, but the U.S. has successfully met many far- reaching challenges over the past 34 years and we suspect we will continue to do so.





PERFORMANCE FUND EXPENSE RATIO*
Per May 1, 2008 Prospectus           1.68%
Per December 31, 2008 Annual Report  1.60%


* The expense ratio stated in the May 1, 2008 Prospectus includes acquired fund fees and expenses as required by Form N-1A. The expense ratio stated in the December 31, 2008 Annual Report includes only operating expenses of the Performance Fund.

    PERFORMANCE    S&P 500
         GROWTH     GROWTH

1998     10,000     10,000
1999     11,703     12,100
2000     10,205     10,999
2001      8,395      9,690
2002      6,436      7,547
2003      7,916      9,700
2004      8,494     10,756
2005      8,772     11,284
2006      9,517     13,067
2007     11,278     13,784
2008      7,147      8,684

TOTAL RETURNS AND THE GROWTH OF A $10,000 INVESTMENT ARE BASED ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. THE VALUE OF YOUR SHARES WILL FLUCTUATE AND WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST AT THE TIME OF REDEMPTION. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND
SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 888.223.0600.

PC&J PERFORMANCE FUND
---------------------

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008



                                     PERCENT
                                      OF NET
SECURITY                              ASSETS       NUMBER OF SHARES      VALUE
---------------------------------    --------      ----------------    ----------

COMMON STOCKS AND EXCHANGE
   TRADED FUNDS

Consumer discretionary:                  6.5%
 McDonalds Corp.                                              5,000    $  310,950
 Nike Inc.                                                    5,000       255,000
 Panera Bread Co. 1                                           3,000       156,720
 Strayer Education Inc.                                       1,000       214,410
 Walt Disney Company                                          4,000        90,760

                                                                        1,027,840


Consumer staples:                       10.8
 Church & Dwight Inc.                                         3,200       179,584
 Coca Cola Co.                                                4,000       181,080
 General Mills Inc                                            2,000       121,500
 Kraft Foods Inc.                                             6,000       161,100
 Pepsico Inc.                                                 2,000       109,540
 Philip Morris International Inc.                             6,000       261,060
 Procter & Gamble Co.                                         5,000       309,100
 Wal Mart Stores Inc.                                         7,000       392,420

                                                                        1,715,384


Energy:                                  7.8
 Chevron Corp.                                                1,000        73,970
 Conoco Phillips                                              2,000       103,600
 Exxon Mobil Corp.                                            6,000       478,980
 SPDR Energy Select Sector 2                                 10,000       477,700
 Southwestern Energy Co. 1                                    2,000        57,940
 Transocean Ltd. 1                                            1,000        47,250

                                                                        1,239,440


Financial services:                     13.2
 Aflac Inc.                                                   3,000       137,520
 Annaly Capital Management Inc.                              14,000       222,180
 Anworth Mortgage Asset                                      34,000       218,620
 Aon Corp.                                                    6,000       274,080
 Capstead Mortgage Corp.                                     21,000       226,170
 Charles Schwab Corp.                                         4,000        64,680
 Hudson City Bancorp                                         10,000       159,600
 JP Morgan Chase & Co. Inc.                                   5,000       157,650
 Marsh & McLennan Co. Inc.                                    4,000        97,080
 Northern Trust Corp.                                         3,000       156,420
 SPDR Financial Select Sector 2                              10,000       125,200
 Wachovia Corp.                                              48,000       265,920

                                                                        2,105,120



See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2008



                                      PERCENT
                                       OF NET
SECURITY                               ASSETS       NUMBER OF SHARES      VALUE
----------------------------------    --------      ----------------    ----------

Healthcare:                              14.8%
 Abbott Labs                                                   1,000    $   53,370
 Alcon Inc.                                                    1,500       133,785
 Amgen Inc. 1                                                  2,000       115,500
 Bristol Myers Squibb Co.                                      3,000        69,750
 Catalyst Health Solutions Inc. 1                              4,000        97,400
 Celgene Corp. 1                                               3,000       165,840
 Express Scripts Inc. 1                                        4,000       219,920
 Gilead Sciences Inc. 1                                        5,000       255,700
 Johnson & Johnson                                             5,000       299,150
 Martek Biosciences Corp.                                      6,000       181,860
 Parexel International Corp. 1                                 6,000        58,260
 Perrigo Co.                                                   5,000       161,550
 St. Jude Medical Inc. 1                                       5,000       164,800
 Stryker Corp.                                                 1,000        39,950
 Techne Corp.                                                  3,000       193,560
 Varian Medical Systems 1                                      2,000        70,080
 Zoll Medical Corp. 1                                          4,000        75,560

                                                                         2,356,035


Industrials:                              6.8
 CSX Corp.                                                     4,000       129,880
 Clean Harbors Inc. 1                                          3,000       190,320
 General Electric Co.                                          9,000       145,800
 Honeywell International Inc.                                  4,000       131,320
 Stericycle Inc. 1                                             4,000       208,320
 United Technologies Corp.                                     4,000       214,400
 Valmont Industries Inc.                                       1,000        61,360

                                                                         1,081,400


Materials:                                2.6
 FMC Corp.                                                     2,000        89,460
 Flowserve Corp.                                               1,000        51,500
 Monsanto Co.                                                  1,000        70,350
 Potash Corp. of Saskatchewan Inc.                             1,000        73,220
 Rock -Tenn Co.                                                4,000       136,720

                                                                           421,250


Technology:                              12.4
 Accenture Ltd.                                                7,000       229,530
 Ansys Inc. 1                                                  6,000       167,340
 Apple Inc.                                                    2,000       170,700
 Cisco Systems Inc.                                            7,000       114,100
 Gartner Inc.                                                  8,000       142,640
 Hewlett Packard Co.                                           4,000       145,160



See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2008



                                            PERCENT
                                             OF NET
SECURITY                                     ASSETS       NUMBER OF SHARES/PAR       VALUE
----------------------------------------    --------      --------------------    -----------

Technology (Continued):
 International Business Machines Corp.                                   2,800    $   235,648
 Mantech International Corp. 1                                           6,000        325,140
 Microsoft Corp.                                                        11,000        213,840
 Oracle Corp. 1                                                          4,000         70,920
 Research In Motion Ltd. 1                                               1,000         40,580
 Sybase Inc. 1                                                           5,000        123,850

                                                                                    1,979,448

Telecommunications services:                    2.4%
 AT&T Inc.                                                               7,500        213,750
 Verizon Communications                                                  5,000        169,500

                                                                                      383,250

Utilities:                                      0.8
 SPDR Utilites Select Sector 2                                           4,500        130,635


Diversified Indexed Trusts:                    14.8
 SPDR S&P Depository Receipts 2                                          4,000        360,960
 iShares Tr. Russell 1000 Growth 2                                      10,500        389,130
 iShares Tr. Russell 1000 Value 2                                       16,000        792,320
 iShares Tr. Russell 2000 Index 2                                        3,000        147,720
 iShares Tr. Russell 2000 Value 2                                        1,000         49,170
 iShares Tr. Russell Mid Cap Growth 2                                    7,000        218,960
 iShares Tr. FTSE/Xinhua China 25 Idx 2                                  2,000         58,180
 iShares Tr. S&P 100 Index 2                                             8,000        345,600

                                                                                    2,362,040

TOTAL COMMON STOCKS AND
   EXCHANGE TRADED FUNDS
 (Cost $15,451,584)                            92.9                                14,801,842


CONVERTIBLE PREFERRED STOCKS                    0.8
 Bank of America Corp. (Cost $140,525)                                     200        130,300

WARRANTS                                        0.0
 Prescient Medical Inc. Warrants 3, 4                                   50,000              0
 2-14-2013 (Cost $0)

CONVERTIBLE BONDS                               2.1
 HyperActive Technologies Inc. 1, 3, 4
            8.000%, due 04-22-10                                       125,000        124,956
 Prescient Medical Inc. 1, 3, 4
            10.000%, due 08-14-09                                      200,000        200,000



See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

SCHEDULE OF INVESTMENTS (Concluded)
DECEMBER 31, 2008



                                         PERCENT
                                          OF NET
SECURITY                                  ASSETS       NUMBER OF SHARES       VALUE
-------------------------------------    --------      ----------------    -----------

TOTAL CONVERTIBLE BONDS
 (Cost $325,000)                                                           $   324,956


INVESTMENT COMPANIES                         3.9%
 First American Treasury Oblig. Fund                            149,606        149,606
 Vanguard Money Market Reserves                                 475,000        475,000


TOTAL INVESTMENT COMPANIES
 (Cost $624,606)                                                               624,606


TOTAL INVESTMENTS
 (Cost $16,541,715) 5                       99.7                            15,881,704


ASSETS LESS OTHER LIABILITIES                0.3                                52,054


NET ASSETS                                 100.0%                          $15,933,758















1  Non-income  producing  security.
2 Exchange Traded Funds, or baskets of stocks giving exposure to certain industry, style & country segments.
3  Security  has  been  deemed  illiquid.
4  Security  valued  according to "good faith pricing" guidelines.  (See note A)
5 Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation. (See Note D)

See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008




ASSETS:
Investments in securities, at value
 (Cost basis - $16,541,715) (Notes A & D)                          $15,881,704

Receivables:
 Dividends and interest                                                 69,347
 Fund shares sold                                                       20,606
 Securities sold                                                        78,661

             Total receivables                                         168,614


Total assets                                                        16,050,318


LIABILITIES:

Payables:
 Accrued expenses (Note B)                                             (20,960)
 Fund shares redeemed                                                  (15,000)
 Securities purchased                                                  (80,600)

             Total payables                                           (116,560)


NET ASSETS                                                         $15,933,758



SHARES OUTSTANDING (Unlimited authorized shares - no par value):
 Beginning of year                                                   1,076,577
 Net decrease (Note C)                                                 (79,166)

 End of year                                                           997,411




NET ASSET VALUE, offering price and redemption price per share     $     15.98



NET ASSETS CONSIST OF:
 Paid in capital                                                   $17,082,706
 Net unrealized depreciation on investments                           (660,011)
 Undistributed net investment income                                    21,526
 Accumulated net realized loss on investments                         (510,463)

 Net Assets                                                        $15,933,758







See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008



INVESTMENT INCOME (Note A):
 Dividends                                                        $    353,895
 Interest                                                               22,794

Total investment income                                                376,689

EXPENSES (Note B):
 Investment advisory fee                                               216,036
 Management fee                                                        129,622

Total expenses                                                         345,658


NET INVESTMENT INCOME                                                   31,031


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note D):
 Net realized loss on investments                                     (510,463)
 Change in unrealized appreciation/(depreciation) of investments    (9,082,497)

NET REALIZED AND UNREALIZED GAIN (LOSS ) ON INVESTMENTS             (9,592,960)


NET DECREASE IN NET ASSETS FROM OPERATIONS                         ($9,561,929)


See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

STATEMENTS OF CHANGES IN NET ASSETS




                                                          For The Years Ended December 31,
                                                            2008                2007

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)                                $     31,031       $   (38,016)
 Net realized gain (loss) on investments                         (510,463)        2,279,543
 Change in unrealized appreciation/(depreciation)
      of investments                                           (9,082,497)        2,336,434

Net increase (decrease) in net assets from operations          (9,561,929)        4,577,961


DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                        (9,505)           (1,762)
 From net realized gain on investments                            (23,293)       (2,239,197)

Net decrease in assets from distributions to shareholders         (32,798)       (2,240,959)


INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (Note C)                           (1,671,602)       (3,502,000)

Total decrease in net assets                                  (11,266,329)       (1,164,998)

NET ASSETS:
 Beginning of year                                             27,200,087        28,365,085


 End of year                                                 $ 15,933,758       $27,200,087




UNDISTRIBUTED NET INVESTMENT INCOME                          $     21,526       $         0





See notes to financial statements.

PC&J PERFORMANCE FUND
---------------------

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008


A.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
PC&J Performance Fund (the "Fund") commenced operations on December 23, 1983, as a no-load, open-end, diversified investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. Current income is of secondary importance.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(1) Security Valuations - Securities that are traded on any national exchange are generally valued at the last quoted sales price or, if unavailable, the last bid price. Securities that are traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Securities may be valued on the basis of prices furnished by a pricing service when Parker Carlson & Johnson, Inc. (the "Adviser") believes such prices accurately reflect the fair value of such securities. If the Adviser decides through the due diligence process that the last sale price, last bid price, or NASDAQ Official Closing Price does not accurately reflect current value and therefore market quotations are not readily reliable, the security is valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the "Trustees"). It is incumbent upon the Adviser to consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for the securities upon their current sale. Methods which are in accordance with this principle may, for example, be based on a multiple of earnings, or a discount from market of a similar, freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, the Financial Accounting Standards Board issued Interpretation No. 157 ("FAS 157"), Fair Value Measurements. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Fund's current fiscal period.

Various inputs may be used to determine the value of the Fund's investments. These inputs are summarized in three broad levels:

Level  1  -  quoted  prices  in  active  markets  for  identical  securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PC&J  PERFORMANCE  FUND
-----------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008

The following table summarizes the inputs used to value the Fund's net assets as
of       December  31,  2008.



Valuation Inputs                                                     Investments in Securities ($000)
Level 1 - Quoted Prices                                                                      $15,557
Level 2 - Other Significant Observable Inputs                                                      0
Level 3 - Significant Unobservable Inputs                                                        325
   Total                                                                                     $15,882
                                                                                             -------


                                                                                       Measurements
                                                                   Using Unobservable Inputs ($000)
                                                                                          (Level 3)

                                                                                         Securities


Beginning Balance December 31, 2007                                                          $     0

Total gains or losses (realized/unrealized) included in
earnings                                                                                           0

Purchases, sales, issuances, and settlements (net)                                               325

Transfers in and/or out of Level 3                                                                 0

Ending Balance December 31, 2008                                                             $   325
The amount of total gains or losses for the period
included in earnings (or changes in net assets)
attributable to the change in unrealized gains or losses
relating to assets still held at the reporting date
                                                                                             $     0
                                                                                             =======




(2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to continue to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all, or substantially all, of its net investment income and net realized gains on security transactions. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. As of December 31, 2008, the Fund has a capital loss carry forward of $510,463 which can be carried forward through 2016. This loss can be used to offset future gains. See Note E for further disclosure regarding adoption of FASB Interpretation 48. The adoption has no material impact on the financial statements; furthermore, management anticipates no impact on future financial statements.

PC&J  PERFORMANCE  FUND
-----------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008


(3) Other - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales are determined using the specific lot method. Dividends to shareholders from net investment income and net realized capital gains generally are declared and paid annually, but can be more frequent. Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued daily.

The Fund indemnifies the Trustees and officers of the Fund for certain liabilities that might arise from the performance of their duties to the Fund.

B.  INVESTMENT  ADVISORY  AGREEMENT  AND  MANAGEMENT  AGREEMENT
     The Fund has an investment advisory agreement (the "Agreement") with the Adviser, whereby the Fund pays the Adviser a monthly advisory fee, accrued daily, based on an annual rate of 1.0% of the daily net assets of the Fund. Investment advisory fees were $216,036 for the year ended December 31, 2008.

The Fund has a management agreement with PC&J Service Corp. ("Service Corp."), which is wholly owned by the shareholders of the Adviser. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Adviser, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions), including Trustee fees of $4,500 for the year ended December 31, 2008.

Service Corp. is entitled to a monthly fee, accrued daily, based on an annual rate of 0.6% of the daily net assets of the Fund. Management fees were $129,622 for the year ended December 31, 2008.

Certain officers and Trustees of the Fund are officers and directors, or both, of the Adviser and of Service Corp.




C.   CAPITAL SHARE TRANSACTIONS
                                                For the Year Ended                    For the Year Ended
                                                 December 31, 2008                     December 31, 2007




                                     Shares       Dollars         Shares       Dollars
                                     ---------    ------------    ---------    ------------
     Subscriptions                      50,788    $  1,099,804       47,029    $ 1,176,341
     Reinvestment of distributions       2,134          32,798       87,915      2,240,958

                                        52,922       1,132,602      134,944      3,417,299
     Redemptions                      (132,088)     (2,804,204)    (280,206)    (6,919,299)

     Net increase (decrease)           (79,166)   $ (1,671,602)    (145,262)   $(3,502,000)

PC&J  PERFORMANCE  FUND
-----------------------

NOTES TO FINANCIAL STATEMENTS (Concluded)
FOR THE YEAR ENDED DECEMBER 31, 2008



D.  INVESTMENT  TRANSACTIONS
Securities purchased and sold (excluding short-term obligations and long-term U.S. Government securities) for the year ended December 31, 2008, aggregated $22,477,400 and $23,699,557, respectively.

At December 31, 2008, gross unrealized appreciation on investments was $1,690,296 and gross unrealized depreciation on investments was $2,350,307 for a net unrealized depreciation of $660,011 for financial reporting and federal income tax purposes.

E.  FEDERAL  TAX  DISCLOSURE
                      Tax Character of Distributions Paid



For the Year Ended December 31, 2008
-------------------------------------

Ordinary Income     Capital Gains     Total Distribution
---------------     -------------     -------------------
$         9,505     $      23,293     $            32,798
===============     =============     ===================


For the Year Ended December 31, 2007
-------------------------------------

Ordinary Income     Capital Gains     Total Distribution
---------------     -------------     ------------------
$       387,069     $   1,853,890     $        2,240,959
===============     =============     ==================




Tax Basis of Distributable Earnings
As of December 31, 2008


                 Undistributed
Undistributed     Accumulated
   Ordinary         Realized           Unrealized
    Income           Losses           Depreciation
-------------    ---------------    --------------
$      21,526    $     (510,463)    $    (660,011)
=============    ===============    ==============






The percentage of ordinary income dividends that is eligible for the reduced rate attributed to qualified dividend income under the Jobs and Growth Tax Relief & Reconciliation Act of 2003 is 100%.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return, and is effective for the Fund's fiscal year beginning January 1, 2007. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2008) for purposes of implementing FIN 48, and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund's financial statements.

PC&J PERFORMANCE FUND
---------------------

FINANCIAL HIGHLIGHTS




Selected Data for Each Share of Capital
Stock Outstanding Throughout the Year                    For The Years Ended December 31,
                                           2008        2007          2006        2005        2004
                                           ----------    --------    --------    --------
NET ASSET VALUE-BEGINNING OF YEAR         $ 25.27     $   23.22     $ 24.35     $ 24.89     $ 24.51

Income from investment operations:
   Net investment income (loss)              0.03         (0.04)       0.16        0.04        0.07
   Net realized and unrealized
      gain (loss) on securities            (9.29)          4.35        1.86        0.78        1.72

TOTAL FROM INVESTMENT OPERATIONS           (9.26)          4.31        2.02        0.82        1.79

Less distributions:
   From net investment income              (0.01)         (0.00) 1    (0.16)      (0.04)      (0.07)
   From net realized gain
     on investments                        (0.02)         (2.26)      (2.99)      (1.32)      (1.34)

TOTAL DISTRIBUTIONS                        (0.03)         (2.26)      (3.15)      (1.36)      (1.41)

NET ASSET VALUE-END OF YEAR               $ 15.98        $ 25.27     $ 23.22     $ 24.35     $ 24.89


TOTAL RETURN                             (36.63%)         18.50%       8.49%       3.27%       7.30%

RATIOS TO AVERAGE NET ASSETS
   Expenses                                 1.60%          1.60%       1.60%       1.60%       1.52%
   Net investment income (loss)             0.14%        (0.14)%       0.59%       0.16%       0.28%

Portfolio turnover rate                   108.94%         78.54%     112.06%      73.99%      54.69%

Net assets at end of year (000's)        $ 15,934       $ 27,200     $28,365     $33,126     $38,842


1 Less than ($.005) per share





See  notes  to  financial  statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
PC&J Performance Fund:

We have audited the accompanying statement of assets and liabilities of PC&J Performance Fund (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PC&J Performance Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

February 20, 2009
Cincinnati, Ohio

PC&J PERFORMANCE FUND
---------------------

ADDITIONAL INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2008 (Unaudited)


FUND  EXPENSES
As a shareholder of the Fund, you incur ongoing costs, including management fees and investment advisory fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period (July 1, 2008) and held for the six months ended December 31, 2008.

                                Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.





                                                      Ending Account
                          Beginning Account Value         Value          Expenses Paid
                                July 1, 2008        December 31, 2008   During Period*

Actual
                          $               1,000.00  $           713.01  $          6.89

Hypothetical (5% return
before expenses)          $               1,000.00  $         1,017.07  $          8.11




*Expenses are equal to the Fund's annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the Fund's fiscal year.

PC&J PERFORMANCE FUND

ADDITIONAL INFORMATION (Concluded)
FOR THE YEAR ENDED DECEMBER 31, 2008 (Unaudited)


PORTFOLIO  CHARACTERISTICS




                               % OF NET
INDUSTRY SECTOR                 ASSETS
                               ---------
Consumer discretionary              6.5%
Consumer staples                   10.8
Energy                              7.8
Financial services                 13.2
Healthcare                         14.8
Industrials                         6.8
Materials                           2.6
Technology                         12.4
Telecommunications services         2.4
Utilities                           0.8
Diversified indexed trusts         14.8
Convertible preferred stocks        0.8
Convertible bonds                   2.1
Investment Companies                3.9
Assets less other liabilities       0.3
Total                             100.0%
                               ---------



PC&J PERFORMANCE FUND
---------------------

FUND TRUSTEES DISCLOSURE
(Unaudited)


The responsibility for management of the Fund is vested in its Board of Trustees, which, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The following table provides information regarding each Trustee who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                                                                          NUMBER OF PORTFOLIOS
                                   POSITION(S) IN         LENGTH OF        IN FUND COMPLEX**
NAME, AGE AND ADDRESS              FUND COMPLEX**        TIME SERVED      OVERSEEN  BY TRUSTEE
------------------------------  --------------------  ------------------  --------------------

John W. Lohbeck
300 Old Post Office
120 West Third Street
Dayton, Ohio  45402                          Trustee since
Year of Birth: 1949      Trustee                      2008                     2
-----------------------  --------------------  -----------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------------  -----------------------------------
From September 2005 to present, consultant with Battelle
& Battelle LLP; from December 1990 to August 2005, COO of
Wagner Smith Co.                                          None
--------------------------------------------------------  -----------------------------------

                                                          NUMBER OF PORTFOLIOS
                          POSITION(S) IN      LENGTH OF    IN FUND COMPLEX**
NAME, AGE AND ADDRESS     FUND COMPLEX**     TIME SERVED  OVERSEEN  BY TRUSTEE
---------------------  --------------------  -----------  --------------------

Laura B. Pannier
300 Old Post Office
120 West Third Street
Dayton, Ohio 45402                         Trustee since
Year of Birth: 1954    Trustee                      2003                     2
---------------------  --------------------  -----------  --------------------

PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS           OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------------------  -----------------------------------
Not presently employed; from May 1988 to May 1997,
partner with Deloitte & Touche LLP                 None
--------------------------------------------------  -----------------------------------

**The term "Fund Complex" refers to the PC&J Performance Fund and the PC&J Preservation Fund.

PC&J PERFORMANCE FUND

FUND TRUSTEES DISCLOSURE (Concluded)
(Unaudited)


The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.




                                                            NUMBER OF PORTFOLIOS
                           POSITION(S) HELD    LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS         WITH FUND       TIME SERVED   OVERSEEN  BY TRUSTEE
-------------------------  ----------------  -------------  --------------------


                                             Treasurer and
Kathleen A. Carlson, CFA*                    Trustee since
300 Old Post Office        Treasurer, Chief  1985; Chief
120 West Third Street      Compliance        Compliance
Dayton, Ohio 45402         Officer and       Officer since
Year of Birth: 1955        Trustee                    2004                     2
-------------------------  ----------------  -------------  --------------------





PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS             OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------------------------  -----------------------------------

President of Adviser and PC&J Service Corp. since 1998;

 Treasurer and Director since 1982; Chief Compliance
 Officer of Adviser since 2004.                       None
----------------------------------------------------  -----------------------------------





                                                         NUMBER OF PORTFOLIOS
                        POSITION(S) HELD    LENGTH OF     IN FUND COMPLEX**
NAME, AGE AND ADDRESS      WITH FUND       TIME SERVED   OVERSEEN  BY TRUSTEE
----------------------  ----------------  -------------  --------------------

James M. Johnson, CFA*                    Secretary and
300 Old Post Office                       Trustee since
120 West Third Street   President,        1985;
Dayton, Ohio 45402      Secretary and     President
Year of Birth: 1952     Trustee           since 2005                        2
----------------------  ----------------  -------------  --------------------





PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------  -----------------------------------

Secretary and Director of Adviser and PC&J Service Corp since
1982; Chief Investment Officer of the Adviser since 1982.
                                                           None
---------------------------------------------------------  -----------------------------------

* Ms. Carlson and Mr. Johnson are "interested persons" of the Fund because they are officers of the Fund and officers and shareholders of the Adviser, and own in the aggregate a controlling interest in the Adviser and PC&J Service Corp., the Fund's transfer agent.
**The term "Fund Complex" refers to the PC&J Performance Fund and the PC&J Preservation Fund.

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at (888) 223-0600.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling toll free at (888) 223-0600 or (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained
by  calling   1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.


(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)     Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


(a) The registrant's board of trustees has determined that Laura B. Pannier is an audit committee financial expert. Ms. Pannier is independent for purposes of this Item 3.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a)     AUDIT FEES
        ----------

     FY 2007          $ 16,750
     FY 2008          $ 18,513






(b)     AUDIT-RELATED FEES
        ------------------

                    Registrant                    Parker Carlson & Johnson
                    ----------                    ------------------------

     FY 2007          $ None                    $ None
     FY 2008          $ None                    $ None
     Nature of the fees:     N/A


(c)     TAX FEES
        --------

                    Registrant                    Parker Carlson & Johnson
                    ----------                    ------------------------

     FY 2007          $ 1,917                         $ None
     FY 2008          $ 2,033                         $ None
     Nature of the fees:     Federal and Excise Tax Returns


(d)     ALL OTHER FEES
        --------------

                    Registrant                    Parker Carlson & Johnson
                    ----------                    ------------------------

     FY 2007          $ None                         $ None
     FY 2008          $ None                         $ None



(e)     (1)     AUDIT COMMITTEE'S PRE-APPROVAL POLICIES
                ---------------------------------------

     The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


(2)     PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE
        -------------------------------------------------------

                         Registrant               Parker Carlson & Johnson
                         ----------               ------------------------

Audit-Related Fees:     None                    None
Tax Fees:               None                    None
All Other Fees:         None                    None

None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i) (A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant                    Parker Carlson & Johnson
                    ----------                    ------------------------

     FY 2007          $ 1,917                         $ None
     FY 2008          $ 2,033                         $ None

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.



ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.  Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.  Not applicable - schedule filed with Item 1.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.


ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.  Not applicable.


ITEM 9. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of December 31, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PC&J Performance Fund
---------------------

By
/s/
---
     Kathleen A. Carlson, Treasurer

Date     February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/
---
     James M. Johnson, President

Date     February 23, 2009

By
/s/
---
     Kathleen A. Carlson, Treasurer

Date     February 23, 2009